Exhibit 99.3

Amprius Technologies, Inc. Merger with Kensington Capital Acquisition Corp. IV

Investor Conference Call Transcript

May 12, 2022

Operator

Good morning, and welcome to the Amprius Technologies, Inc. and Kensington Capital Acquisition Corp. IV Transaction Conference Call. At this time, all participants will be placed in a listen-only mode as our call is being recorded. I will now turn the call over to Sophie Pearson from Gateway Group who will begin with an introduction.

Sophie Pearson – Gateway Group

Thank you, and welcome to today’s conference call announcing the business combination of Kensington Capital Acquisition Corp. IV and Amprius Technologies.

Joining us on the call are Justin Mirro, Chairman and Chief Executive Officer of Kensington Capital Acquisition Corp. IV, Dr. Kang Sun, Chief Executive Officer of Amprius Technologies, Sandra Wallach, Chief Financial Officer of Amprius Technologies, and Jon Bornstein, Chief Operating Officer of Amprius Technologies.

Please note that this presentation contains forward-looking statements including but not limited to, statements regarding customer adoption, development of volume manufacturing tools and facilities, and future product and technology improvements. These statements involve known and unknown risks, uncertainties and other important factors that may cause Amprius’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For a more fulsome discussion of these risks and uncertainties, please see Kensington Capital Acquisition Corp. IV’s filings with the SEC, including, but not limited to, the summary risk factors described in the investor presentation filed as an exhibit on its Form 8-K filed today.

I will now turn the call over to Justin.

Justin Mirro – Chairman and Chief Executive Officer of Kensington Capital Acquisition Corp. IV

Thank you, Sophie, and hello everyone. We thank you for joining today’s call. My name is Justin Mirro, and I am the Chairman and Chief Executive Officer of Kensington Capital Acquisition Corp IV. Our New York Stock Exchange ticker is KCAC.U. We are very excited to announce our business combination with Amprius Technologies, which has transformed electric mobility by developing and manufacturing the most powerful lithium-ion batteries on the market today.

And while there are many innovative batteries on the horizon, Amprius is powering future mobility today with their silicon nanowire batteries, which are currently used in drones, electric planes, and military devices around the world.

The Kensington team has over 300 years of combined experience with groundbreaking businesses, especially in the area of electric mobility through our success with QuantumScape (a leader in solid state batteries) and Wallbox (a leader in smart EV charging). It is why we are so excited about combining Amprius’ proven technology and commercialization with our manufacturing and public market experience.

We have reviewed the technical, commercial, and financial results of Amprius – and we are impressed.    Most notably, Amprius addresses the largest mega-trend in the transportation industry today – the growth in electric mobility. Amprius has addressed this by developing, producing, and selling the most powerful batteries available for electric mobility.

This is why we are so impressed with Amprius and excited to help facilitate the public listing of this pure-play battery company, one that is already the market leader by enabling the future of electric mobility today.

The business combination values Amprius at a pro forma enterprise value of $939 million and is expected to be completed in the second half of 2022. We believe this valuation compares favorably to other publicly traded battery companies, especially since Amprius is already producing and selling its lithium-ion batteries to commercial customers.

Existing Amprius investors will be rolling 100% of their equity, and all transaction proceeds after the payment of expenses will be retained by the business to fuel growth.

Kensington will be contributing our $230 million of Cash in Trust (after giving effect to any redemptions) and we expect to raise up to $200 million in equity financing. Assuming no redemptions, receipt of the full $200 million from our equity financing and after the payment of expected expenses, at the close of this transaction, Amprius is expected to have $390 million of cash (and no debt) to build out their new high-volume manufacturing plant in the U.S. to supply customer demand.

To better explain Amprius and their battery technology, I would like to introduce the CEO of Amprius, Dr. Kang Sun.

Dr. Kang Sun – Chief Executive Officer of Amprius Technologies, Inc.

Thank you, Justin, and good morning to everyone. I would also like to express our team’s excitement about this transaction with Kensington, which will enable Amprius to significantly scale its production capabilities to begin to meet the overwhelming demand for our silicon nanowire anode batteries.

Amprius is in the business of developing and manufacturing ultra-high energy density lithium-ion batteries. Our silicon anode battery technology is enabling the future of electric mobility. Our battery’s performance in all categories is superior to anything currently available in the market, and we are currently manufacturing and selling these batteries to customers.

What made all this possible is our amazing team of technology innovators and experienced business operators. Our team has experience in managing large business enterprises as well as leading technology startups, and our conviction and passion for silicon nanowire anode battery technology has made Amprius into the company it is today. Several members of the leadership team have been with Amprius for over a decade. As we prepare to become a public company, we have further strengthened the functional leadership of the team. Our CFO, Sandra Wallach, joined last year to support us through this go-public process and institutionalize our financial systems in preparation for being a listed company.

Our team is also supported by an extraordinary board that has been with Amprius from the very beginning. Our board members are deeply knowledgeable technology investors who have financed very successful companies around the world. Our investors include aviation industry leader Airbus and a group of renewable energy investment pioneers.

Growing a transformational technology into a successful business is rarely an easy journey. It took Amprius over a decade to get to where it is today. Amprius was founded in 2008 and was fully operational in 2010. We finalized our silicon nanowire anode structure design and the manufacturing process in 2014 and built the first manufacturing line in 2016. Two years later, we received our first purchase order from Airbus and began the journey towards commercialization. In 2021, we initiated our large-scale manufacturing project, and this transaction will help us to fulfill our growth objectives.

Today, we are developing and manufacturing the most advanced lithium-ion batteries available in the market, with the capability to produce approximately 250 KWh annually. Our silicon nanowire anode battery technology is protected by patents and extensive trade secrets. More importantly, our customers have validated our products’ performance through their repeated purchase orders for our commercial batteries.

Amprius has also been recognized with numerous awards. In 2021, we were awarded the Airbus Innovative Supplier Award, selected from among thousands of their suppliers. We have also twice won a United Stated Advanced Battery Consortium (USABC) development contract for advanced EV battery development.

So, why is silicon attractive? Silicon has approximately 10 times higher capacity than graphite. An Amprius silicon nanowire anode today has achieved 3400 mAh/g capacity, the highest capacity anode in the industry and roughly 10 times the capacity of commercial graphite anodes. However, because silicon expands up to 300%, not all silicon structures can work as an anode. The volume expansion causes stress in the anode structure, eventually leading to degradation and device breakdown. This problem has prevented silicon from being an anode for lithium-ion batteries for decades. That has all changed with Amprius technology.

Our silicon nanowire anode is the most ideal silicon anode structure and is the only 100% silicon anode available. Amprius silicon nanowire structures have nano porosity within the nanowires and micro porosity between nanowires to allow for silicon volume expansion without damaging the anode. The nanowires are built directly on a metal substrate. Ions and electrons travel in a straight path between and through the nanowires, facilitating high electric and ionic conductivity and enabling fast charging.

Amprius silicon nanowire anodes make ultra-high energy density batteries possible. For a given battery thickness, our battery cells have about 70% higher energy density than graphite. For a given energy density, our batteries are almost 40% thinner than graphite. Because of a much higher energy density anode, we can pack more cathode in the battery to boost energy density.

In real-world applications, Amprius batteries deliver approximately twice the range and mission time and have demonstrated visible advantages over other commercially available batteries.

I will now turn the conversation over to our COO, Jon Bornstein, who will share our anode production scaling plan.

Jon Bornstein – Chief Operating Officer of Amprius Technologies, Inc.

Thank you, Kang.

Amprius not only invented silicon nanowire anode technology – we also invented the manufacturing process for the silicon nanowire anode and built its production line with our equipment partners. Our silicon nanowire anode fabrication involves three steps: first is the nanowire template growth on a metal substrate, followed by a porous silicon coating, and then completed with a dense silicon surface coating.

Our process is both simple and entirely automated and is protected by a combination of patents and trade secrets.

Our battery manufacturing process fits seamlessly within the existing ecosystem of today’s lithium-ion battery manufacturing. Apart from the silicon nanowire anode production equipment, all other production equipment is already available in the industry. We will leverage existing manufacturing processes and assembly equipment. This significantly reduces manufacturing scale-up risk and time.

With our current anode production equipment, we have been manufacturing silicon nanowire anodes on two kWh scale production lines since 2016.

As we look to scale our manufacturing, Amprius expects to partner with solar equipment leader Centrotherm to build our GWh production line. Centrotherm is adapting a high throughput and low-cost production platform used in the solar industry to create a high-volume production tool for silicon nanowire. We have rigorously tested and validated the performance of our silicon nanowire anode produced on this platform.

Our current facility is based in Fremont, CA. For the next phase of our development, we will be building a U.S.-based high-volume manufacturing facility, which we expect will be in either Texas or Georgia.

I’ll now turn the discussion back to Kang.

Dr. Kang Sun – Chief Executive Officer of Amprius Technologies, Inc.

Thanks Jon.

The opportunity for Amprius batteries is enormous. Our battery’s high-energy and high-power capabilities are uniquely positioned to address the aviation and EV markets. These markets require batteries with performance that Amprius can deliver – high energy density, high power density, fast charging, and wide operating temperature.

Our primary focus thus far has been the aviation market. We are selling batteries and engaging with customers in three aviation market segments – unmanned aerial systems (UAS), high altitude pseudo satellites (HAPS), and air transportation. Within each segment, Amprius’ customized batteries are the leader in product performance.

For UAS and HAPS, these batteries are designed into our customers’ products and are used in customers’ products. We have the specific parts numbers for these market applications and no one else has been able to compete with Amprius at this level of performance in the commercial market. For air transportation, we are engaged with a tier-1 partner to jointly develop a custom cell.

In fact, industry-leading customers have validated our technology. Airbus HAPS is a fantastic commercial application of Amprius batteries. We began supplying Airbus with high-energy density batteries in 2018 and helped make Airbus HAPS commercial launch possible. In 2019, Amprius batteries enabled Airbus to set world records for HAPS flight.

Amprius has also delivered commercial batteries to the U.S. military. In the aviation space, we are also engaged with AeroViroment and Teledyne Flir for drone development. Amprius battery performance is critically important for those customers, and we are currently the only solution that meets their very demanding requirements. We also have an existing contract with the USABC for the development of next-generation EV batteries.

I will now turn the discussion over to our CFO, Sandra Wallach, to talk about how this transaction will help further transform our business.

Sandra Wallach – Chief Financial Officer of Amprius Technologies, Inc.

Thank you, Kang.

As Justin mentioned, we plan to use the proceeds from this transaction to develop commercial-scale production in order to meet the overwhelming demand for our batteries, particularly for electric aviation applications.

We look forward to completing this merger and transitioning to the public markets with the Kensington team as they share our vision that batteries must play a critical role in the global transition to clean energy.

Thank you very much and have a great day.

Operator

This concludes today’s conference call. Thank you for participating. You may now disconnect.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Amprius Technologies, Inc.’s (“Amprius”) expected product offerings, the addressable market for Amprius’ products, Amprius’ ability to produce its products at a commercial level and the capitalization of Kensington Capital Acquisition Corp. IV (“Kensington”) after giving effect to the proposed business combination between Amprius and Kensington (the “Proposed Business Combination”). These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Amprius’ and Kensington’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Amprius and Kensington. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the equity holders of Amprius or Kensington is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks related to the rollout of Amprius’ business and the timing of expected business milestones; the effects of competition on Amprius’ business; supply shortages in the materials necessary for the production of Amprius’ products; the termination of government clean energy and electric vehicle incentives or the reduction in government spending on vehicles powered by battery technology; delays in construction and operation of production facilities; the amount of redemption requests made by Kensington’s public equity holders; the ability of Kensington or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed below and in Kensington’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2022 under the heading “Risk Factors” and other documents of Kensington filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Amprius or Kensington presently know or that Amprius and Kensington currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ and Kensington’s expectations, plans or forecasts of future events and views as of the date of this communication. Amprius and Kensington anticipate that subsequent events and developments will cause Amprius’ and Kensington’s assessments to change. However, while Amprius and Kensington may elect to update these forward-looking statements at some point in the future, Amprius and Kensington specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Amprius’ or Kensington’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Amprius, Kensington, nor any of their respective affiliates have any obligation to update this communication other than as required by law.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the Proposed Business Combination, Kensington plans to file a registration statement on form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus of Kensington. Kensington also plans to file other documents and relevant materials with the SEC regarding the Proposed Business Combination. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of Kensington. SECURITY HOLDERS OF AMPRIUS AND KENSINGTON ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENDS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THER ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Amprius and Kensington once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

Kensington and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Kensington in connection with the Proposed Business Combination. Amprius and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Kensington’s executive officers and directors in the solicitation by reading Kensington’s final prospectus filed with the SEC on March 2, 2022 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Proposed Business Combination when they become available. Information concerning the interests of Kensington’s participants in the solicitation, which may, in some cases, be different from those of Kensington’s stockholders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available.

NO OFFER OR SOLICITATION

This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.